                       PRELIMINARY -- SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
               Mortgage Pass-Through Certificates, Series 2001-C2
                       Classes A1, A2, A3, B, C, D and E
                           $756,636,000 (approximate)


                                ----------------

                       CMBS New Issue Term Sheet Addendum

                               -----------------


                               December 12, 2001


SALOMONSMITHBARNEY                                            GREENWICH CAPITAL
---------------------                                         -----------------
A member of citigroup


CREDIT    FIRST
SUISSE    BOSTON

                                    JPMORGAN

                                                                      WACHOVIA
                                                                      SECURITIES

--------------------------------------------------------------------------------

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 11, 2001 10:19 PM        Page 1 of 3

                        PRELIMINARY -- SUBJECT TO CHANGE


                      STRUCTURAL AND COLLATERAL TERM SHEET
                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2001-C2
                           $756,636,000 (Approximate)



--------------------------------------------------------------------------------
                                  BOND CLASSES
--------------------------------------------------------------------------------

          Series 2001-C2 Commercial Mortgage Pass-Through Certificates

                                                        APPROX. %                  APPROX.
                    EXPECTED INITIAL    APPROX. % OF       OF      PASS-THROUGH    WEIGHTED
                   AGGREGATE PRINCIPAL   INITIAL NET     INITIAL       RATE        AVERAGE                            PRINCIPAL
                       BALANCE OR      MORTGAGE POOLED   CREDIT     DESCRIPTION     LIFE                 ERISA         PAYMENT
CLASS  RATINGS(1)    NOTIONAL AMOUNT       BALANCE       SUPPORT       (2)        (YEARS)(3)  DELIVERY  ELIGIBLE       WINDOW
 A1     Aaa/AAA        $50,000,000          5.78          22.50     Fixed Rate       2.50        DTC       Yes    01/13/02-06/13/06
 A2     Aaa/AAA        $90,000,000          10.41         22.50     Fixed Rate       6.55        DTC       Yes    06/13/06-02/13/10
 A3     Aaa/AAA       $530,163,000          61.31         22.50     Fixed Rate       9.47        DTC       Yes    02/13/10-10/13/11
  B      Aa2/AA        $36,571,000          4.25          18.25    Fixed/WAC Cap     9.79        DTC       Yes    10/13/11-10/13/11
  C     Aa3/AA-        $10,810,000          1.25          17.00    Fixed/WAC Cap     9.79        DTC       Yes    10/13/11-10/13/11
  D       A2/A         $27,022,000          3.12          13.88    Fixed/WAC Cap     9.79        DTC       Yes    10/13/11-10/13/11
  E      A3/A-         $11,890,000          1.37          12.50    Fixed/WAC Cap     9.79        DTC       Yes    10/13/11-10/13/11

PRIVATELY PLACED CLASSES
-----------------------------------------------------------------------------------------------------------------------------------
 X1       Aaa/AAA     $864,727,715(4)       100.00         N/A     Variable Rate     8.88        N/A       N/A           N/A
 X2       Aaa/AAA      $513,353,000         59.37          N/A     Variable Rate     6.96        N/A       N/A           N/A
  F       Baa1/BBB+     $10,809,000          1.25         11.25    Fixed/WAC Cap     9.79        N/A       N/A    10/13/11-10/13/11
  G       Baa2/BBB      $14,052,000          1.63         9.63     Fixed/WAC Cap     9.79        N/A       N/A    10/13/11-10/13/11
  H       Baa3/BBB-     $10,809,000          1.25         8.38          WAC          9.87        N/A       N/A    10/13/11-11/13/11
  J       Ba1/BB+       $18,376,000          2.13         6.25      Fixed Rate       9.88        N/A       N/A    11/13/11-11/13/11
  K       Ba2/BB        $14,052,000          1.63         4.63      Fixed Rate       9.88        N/A       N/A    11/13/11-11/13/11
  L       Ba3/BB-       $6,485,000           0.75         3.88      Fixed Rate       9.88        N/A       N/A    11/13/11-11/13/11
  M       B1/B+         $5,405,000           0.63         3.25      Fixed Rate       9.88        N/A       N/A    11/13/11-11/13/11
  N       B2/B          $6,485,000           0.75         2.50      Fixed Rate       9.95        N/A       N/A    11/13/11-11/13/11
  P       B3/B-         $5,405,000           0.63         1.88      Fixed Rate       9.96        N/A       N/A    12/13/11-12/13/11
  Q       NR/NR         $16,213,715          1.88          N/A      Fixed Rate       11.70       N/A       N/A    12/13/11-12/13/16
BR(5)     Baa2/BBB-     $12,891,504           N/A          N/A      Fixed Rate        N/A        N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------

     (1) Ratings shown are those of Moody's Investors Service and Standard and Poor's, respectively.

     (2)  (i)   The pass-through rate for publicly offered classes A1, A2 and A3 will be equal to a fixed rate.

          (ii) The pass-through rate for publicly offered classes B-E will be the lesser of a) a fixed rate and b) a weighted average of net interest rates on the underlying mortgage loans (or, in the case of the Birch Run Outlet Center, on the Birch Run Senior Portion).

     (3) Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity except as described, b) if applicable, pay the loan in full on any anticipated repayment date,
          c) make all payments in a timely fashion, and d) not receive a balloon extension. Also, based on the assumption that there is: x) no cleanup call, and y) no loan repurchase.

     (4) Initial aggregate notional amount. The aggregate notional amount of the class X1 and X2 certificates will be used solely to calculate the accrual of interest with respect to those certificates. The class X1 and X2 certificates will not have principal balances and will not entitle their holders to payments of principal. The class X1 will, however, entitle their holders to share in prepayment premiums, if any. The combined pass-through rate of the classes X1 and X2 certificates in the excess of a certificate's weighted average of net interest rates on the underlying mortgage loans (or, in the case of the Birch Run Outlet Center pooled mortgage loan, on the Birch Run Senior Portion) over the weighted average of the respective pass-through rates of the other classes of certificates identified in the table above (exclusive of the class BR certificates).

     (5) Backed solely by the Birch Run Junior Portion. Except in certain default scenarios, holders of the Class BR certificate will receive a proportionate share of principal collections on the Birch Run Outlet Center pooled mortgage loan.

                       STRUCTURAL OVERVIEW (EXCLUDES BR)

                                    Initial
                                    Net WAC

                              Offered Certificates

  X1-IO  Aaa/AAA  $864.7 MM Notional Amount

                   X2-IO   AAA/AAA          $513.4 MM Notional Amount
                              B       C       D     E
                           Aa2/AA  Aa3/AA-  A2/A  A3/A-




   A1       A2       A3
Aaa/AAA  Aaa/AAA  Aaa/AAA

                            Certificates Not Offered

  X1-IO  Aaa/AAA  $864.7 MM Notional Amount

                   X2-IO   AAA/AAA          $513.4 MM Notional Amount
   F            G
Baa1/BBB+   Baa2/BBB

                          H
                       Baa/BBB-


                                     J        K       L       M     N      P      O
                                  Ba1/BB+  Ba2/BB  Ba3/BB-  B1/B+  B2/B  B3/B-  NR/NR


Note: Classes are not drawn to scale, structure is subject to change

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions of the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 11, 2001 10:19 PM

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2001-C2
                           $756,636,000 (Approximate)

                          STRUCTURAL OVERVIEW - CONT.

- Principal will be paid sequentially to Class A1, A2, A3, B, C, D, E, F, G, H, J, K, L, M, N, P and Q Certificates (except that if principal balances of all such Classes other than Classes A1, A2 and A3 have been reduced to zero, principal will be allocated to Class A1, A2 and A3 pro-rata)

- Class BR is backed solely by the Birch Run Junior Portion. Except in certain default scenarios, holders of the Class BR certificates will receive a proportionate share of principal collections on the Birch Run Outlet Center pooled mortgage loan.

- Class X1 and X2 will receive interest payments pro-rata (based on interest entitlements) with interest on the Class A1, Class A2 and Class A3 Certificates each month

- Each of the Classes (except Classes X1, X2 and BR) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances, and pro-rata between Classes A1, A2 and A3)

- The Master Servicer will cover prepayment interest shortfalls, up to the portion of the Master Servicing Fees accrued at 0.01% per annum and any prepayment interest excesses. Net prepayment interest shortfalls (after application of prepayment interest excesses and Master Servicer coverage from the Master Servicing Fee) will be allocated pro-rata based on interest entitlements with respect to each of the certificate classes

-    All Classes will pay interest on a 30/360 basis

- Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses or realized losses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1, Class A2 and Class A3 certificates, pro-rata based on certificate balances), except that Class BR represents the first loss piece on, but only on, the Birch Run Outlet Center pooled mortgage loan.

- The pass-through rates with respect to the Class X1 (IO) and Class X2 (IO) are protected from loan modifications and/or waivers which reduce individual Mortgage Rates

- The holders of the designated "Controlling Class" of Certificates (generally the most subordinate Class of Certificates (exclusive of Class
     BR) with a certificate balance that is at least equal to 25% of the initial certificate balance), (or in the case of the Birch Run Outlet Center pooled mortgage loan, if applicable, the holders of the Class BR Certificates) and the Special, in that order of priority, will have the option to purchase defaulted mortgage loans that are at least 60 days delinquent, without regard to any grace period, at a cash price equal to fair market value (as determined by the Master Servicer). Any party entitled to exercise such a purchase option with respect to any particular defaulted mortgage loan may assign that purchase option to a third party other than Salomon Brothers Mortgage Securities VII, Inc. and its affiliates.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND ANY OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

December 11, 2001 10:19 PM         Page 3 of 3